EXHIBIT 23


                CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in the Company's Registration Statements on Form S-8 (Commission file numbers 333-08992, 333-38455, 333-04609, 33-53988, 33-19662,
2-87376, 33-33566), and the related Prospectuses, of our report, dated July 9, 1999, which appears in the Annual Report on Form 10-K of Ault Incorporated and Subsidiary for the year ended May 30, 1999.


                                   /s/ McGLADREY & PULLEN, LLP


                                   Minneapolis, Minnesota
                                   August 25, 1999